SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

Deutsche Core Fixed Income Fund
The Board of Trustees of Deutsche Core Fixed Income Fund (Acquired Fund) has given approval to a proposal by Deutsche Investment Management Americas Inc., the advisor of the Acquired Fund, to effect the merger of the Acquired Fund into Deutsche Core Plus Income Fund (Acquiring Fund), on or about October 30, 2017 (Merger Date). In addition, upon completion of this merger the Acquiring Fund will be renamed Deutsche Total Return Bond Fund.
The merger is expected to be a tax-free reorganization for federal income tax purposes. On the Merger Date, any investment in the Acquired Fund will, in effect, be exchanged for an investment with an equal aggregate net asset value in the Acquiring Fund. Therefore, as a result of the merger, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. You can find information about the Acquiring Fund and its policies and risks, including a prospectus, summary prospectus and Statement of Additional Information, online at deutschefunds.com/mutualpros. You can also get this information at no cost by e-mailing a request to service@db.com, by calling (800) 728-3337 or by asking your financial advisor.
Effective August 1, 2017, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund's summary prospectus.
Gregory M. Staples, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.
Thomas M. Farina, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.
Kelly L. Beam, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2017.

Please Retain This Supplement for Future Reference
July 25, 2017
PROSTKR-887